UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 17, 2007

NANOSENSORS, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-51007

NEVADA	20-0452700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 Wyatt Drive, Suite #2
Santa Clara, CA 95054
(Address and zip code of principal executive offices)

(408) 855-0051
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 17, 2007, the Board of Directors of NanoSensors, Inc. (the “Company”) increased the Board size to three members and elected Mr. Robert G. Coutu as a director.  There are no arrangements or understandings between Mr. Coutu and any other persons pursuant to which Mr. Coutu was selected as a director, and there have been no transactions and are no currently proposed transactions to which the Company or any of its subsidiaries was or is a party in which Mr. Coutu has a material interest, which are required to be disclosed pursuant to Item 404(a) of Regulation S-B. Mr. Coutu is not related to nor has any relationship with any existing member of our Board of Directors or executive officers. In accordance with our 2006 Equity Incentive Plan, non-employee directors receive an initial grant of options to purchase 2,000,000 shares of our Common Stock upon joining the Board. Accordingly, as of July 17, 2007, Mr. Coutu was granted an option for 2,000,000 shares, with fifty percent of the options vesting on the first anniversary of the grant date and the remainder vesting on the second anniversary. These options are exercisable at a price of $0.0058 per share, the fair market value on the date of grant, and expire ten years from the date of grant. Mr. Coutu will be entitled to receive additional compensation for serving as a non-employee director in accordance with our director compensation policy, as described in our Annual Report on Form 10-KSB for the fiscal year ended November 30, 2006.

Mr. Coutu presently serves as the president of Ocean Fresh Seafood, Inc., a position he has held since December 1975. In addition, Mr. Coutu has been the general partner of Coutu Enterprises Real Estate since January 1978. Mr. Coutu was an authorized trader for an account by the name of Odett Holdings, Ltd., which participated in our 2006 private placement. Effective as of July 16, 2007, Mr. Coutu’s trading authority concerning NanoSensors was terminated and Mr. Coutu expressly disclaims any beneficial ownership interest of any of our securities owned by Odett Holdings, Ltd. From October 1999 to March 2004, Mr. Coutu was the President and a director of Ocean Fresh Seafood Marketplace, Inc., a non-operating company that was focused on pursuing a new business and merger partner during such period. This company was unaffiliated with Ocean Fresh Seafood, Inc. From April 1989 to December 2002, Mr. Coutu was associated with other companies in the seafood production and distribution business and in home construction. Mr. Coutu is 56 years of age and received a B.S. from Bryant College.

On July 19, 2007, we issued a press release announcing the election of Mr. Coutu to our Board of Directors. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit Number	Exhibit Title or Description
	99.1	Press Release dated July 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NANOSENSORS, INC.

By: /s/ Ted Wong
Name: Ted Wong
Title: Chief Executive Officer
Date: July 19, 2007

 EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 19, 2007